UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 9, 2015 (March 6, 2015)

BLACKROCK CAPITAL INVESTMENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	814-00712	20-2725151
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

40 East 52nd Street

New York, NY 10022

(Address of principal executive offices)

(212) 810-5800

(Registrant’s telephone number, including area code)

BlackRock Kelso Capital Corporation

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 6, 2014, the Registrant announced that BlackRock Advisors, LLC (the “New Advisor”) had entered into a definitive agreement with BlackRock Kelso Capital Advisors LLC, the previous investment adviser to the Registrant (the “Prior Advisor”), to acquire substantially all of the business of the Prior Advisor (the “Transaction”).

In connection with the Transaction, the Registrant entered into a new investment management agreement with the New Advisor, effective as of March 6, 2015 (the “New Agreement”), to allow the New Advisor to serve as investment adviser to the Registrant following the closing of the Transaction, which occurred on March 6, 2015. The New Agreement was approved by stockholders of the Registrant on February 18, 2015.

The New Agreement may be terminated by either party on 60 days’ written notice. The New Agreement will continue in effect for an initial period of two years and thereafter will continue in effect from year to year if such continuance is approved for the Registrant at least annually by both (a) the vote of a majority of the Registrant’s board of directors (the “Board”) or the vote of a majority of the Registrant’s outstanding voting securities and (b) the vote of a majority of the Board who are not interested persons (as defined in the Investment Company Act of 1940).

The material terms of the New Agreement, including the fees payable by the Registrant thereunder, are substantially identical to those of the Prior Agreement, except that, following the second anniversary of the effective date of the New Agreement, (a) the base management fee will be reduced from 2.00% of the Registrant’s total assets to 1.75% of the Registrant’s total assets, excluding cash, and (b) the incentive fee will be changed in a manner that would (i) reduce the “hurdle rate” required for the New Advisor to earn, and be paid, the incentive fee, (ii) adjust the related “catch-up” provision, (iii) adjust the period over which the incentive fee based on income is based, (iv) eliminate the off-set of any net unrealized capital depreciation during such period in respect of the incentive fee based on income and (v) introduce a deferral feature on the income portion of the incentive fee during periods when our total return does not equal or exceed the hurdle rate.

A more detailed description of the terms of the New Agreement, including the changes to the fee structure that will become effective following the second anniversary of the effective date, was previously reported on the Registrant’s Definitive Proxy Statement filed with the Securities Exchange Commission on December 23, 2014. A copy of the New Agreement is filed with this Current Report on Form 8-K as Exhibit 99.1 hereto.

ITEM 1.02.	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

As disclosed in Item 1.01 above, as a result of the closing of the Transaction, the prior investment management agreement between the Registrant and the Prior Advisor (the “Prior Agreement”) automatically terminated as of March 6, 2015 pursuant to its terms. The description of the Transaction and the Prior Agreement set forth in Item 1.01 is hereby incorporated by reference. No material termination penalties were incurred by the Registrant in connection with the automatic termination of the Prior Agreement.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

In connection with the Transaction disclosed in Item 1.01 above, two executive officers of the Registrant have stepped down from their positions, effective as of March 6, 2015.

James R. Maher, Chief Executive Officer and Chairman of the Board of Directors of the Registrant, resigned from his positions as Chief Executive Officer and Chairman of the Board. Mr. Maher will continue to serve on the Registrant’s Board of Directors and will provide services to the Registrant pursuant to a transition consulting agreement with the New Advisor for one year following the closing date of the Transaction.

Michael B. Lazar, the Chief Operating Officer and a director of the Registrant, resigned from both of his positions with the Registrant. Mr. Lazar has agreed to provide services to the Registrant pursuant to a transition consulting agreement with the New Advisor for up to three months following the closing date of the Transaction.

In addition, in connection with the Transaction, Steven Sterling, a Managing Director of BlackRock, Inc. and the New Advisor, has been appointed by the Board as Chief Executive Officer and Chairman of the Board of Directors of the Registrant, also effective as of March 6, 2015, the closing date of the Transaction. Mr. Sterling was appointed as a Class I Director of the Registrant by the Board and will serve until the Registrant’s 2017 Annual Meeting of Stockholders and until his successor is duly elected and qualifies or until his earlier resignation, removal from office, death or incapacity.

Biographical information for Messrs. Sterling, Maher and Lazar may be found in the Registrant’s Definitive Proxy Statement filed with the Securities Exchange Commission on December 23, 2014.

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

In connection with the Transaction described in Item 1.01 above, the Registrant changed its name from BlackRock Kelso Capital Corporation to BlackRock Capital Investment Corporation. The Registrant amended its certificate of incorporation and its bylaws, both effective as of March 6, 2015, for the sole purpose of effectuating the name change. The amended certificate of incorporation and bylaws are filed with this Current Report on Form 8-K as Exhibits 99.2 and 99.3 hereto, respectively.

ITEM 8.01.	REGULATION FD DISCLOSURE.

The Registrant issued a press release, filed herewith as Exhibit 99.4, and by this reference incorporated herein, on March 6, 2015 announcing the completion of the Transaction pursuant to which the New Advisor acquired substantially all of the business of the Prior Advisor and following the completion of which the New Advisor will serve as investment adviser to the Registrant.

The information disclosed under this Item 7.01, including Exhibit 99.4 hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

99.1	Investment Management Agreement, by and between BlackRock Capital Investment Corporation and BlackRock Advisors, LLC, dated as of March 6, 2015

99.2	Certificate of Incorporation of BlackRock Capital Investment Corporation, as amended

99.3	Amended and Restated Bylaws of BlackRock Capital Investment Corporation

99.4	Press Release, dated as of March 6, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLACKROCK KELSO CAPITAL CORPORATION

Date: March 9, 2015	By:	/s/ Corinne Pankovcin
		Name:	Corinne Pankovcin
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Investment Management Agreement, by and between BlackRock Capital Investment Corporation and BlackRock Advisors, LLC, dated as of March 6, 2015

99.2	Certificate of Incorporation of BlackRock Capital Investment Corporation, as amended

99.3	Amended and Restated Bylaws of BlackRock Capital Investment Corporation

99.4	Press Release, dated as of March 6, 2015